UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 12, 2005

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

(714) 540-8900
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 12, 2005, Ashfad A. Munshi and Masood Jabbar were appointed directors of the Company.  Mr. Munshi will serve as a Class II director and has been appointed as a member of the Governance and Nominating Committee of the Company’s Board of Directors.  Mr. Jabbar will serve as a Class III director and has been appointed as a member of the Compensation Committee of the Company’s Board of Directors.  Messrs. Munshi and Jabbar will be entitled to the same compensation arrangements as other non-management directors.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 12, 2005, the Company’s Board of Directors amended Article III, Section 2 of the Company’s Restated Bylaws to change the exact number of directors of the Company from seven (7) to nine (9).  A copy of the Company’s Restated Bylaws, as amended, is attached to this Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c) Exhibits

Item No.	Description

3.1	Restated Bylaws, as amended through July 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSC.SOFTWARE CORPORATION
(Registrant)

		By:	/s/ JOHN J. LASKEY
Date:	July 15, 2005		John J. Laskey
Senior Vice President and Chief Financial Officer